UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to (§)240.14a-12

GameStop Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GameStop VOTE

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POWER TO THE PLAYERS

Meeting details are listed on the reverse side. All votes must be received by the end of the meeting.

STOCKHOLDER ANNUAL MEETING NOTICE

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2023

PLEASE REVIEW THE MEETING MATERIALS

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Stockholder's Annual Meeting are available on the Internet. The items to be voted on and location of the Annual Meeting are on the reverse side.

The Annual Report and Proxy Statement are available at www.investorvote.com/gme.

TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS

Scan the QR code or go to www.investorvote.com/GME to vote your shares

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To access the virtual meeting, you must have the login details in the white circle located above.

ATTEND

the meeting on June 15, 2023 at 10:00 a.m. (Central Time).

2NOT COY

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MEETING DETAILS The Annual Meeting of Stockholders of GameStop Corp. will be held on June 15, 2023 at 10:00 a.m. (Central Time), virtually at www.cesonlineservices.com/gme23_vm. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED: 1. Elect six directors, each to serve as a member of the Board of Directors until the next annual meeting of stockholders and until such director’s successor is elected and qualified: 01 - Matthew Furlong 02 - Alain (Alan) Attal 03 - Lawrence (Larry) Cheng 04 - Ryan Cohen 05 - James (Jim) Grube 06 - Yang Xu THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2, FOR 1 YEAR ON PROPOSAL 3, AND FOR PROPOSAL 4: 2. Provide an advisory, non-binding vote on the compensation of our named executive officers; 3. Provide an advisory, non-binding vote on the frequency of advisory votes on the compensation of our named executive officers; 4. Ratify our Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending February 3, 2024; and 5. Transact such other business, if any, as may properly come before the annual meeting and at any postponement or adjournment of the annual meeting. ORDER MATERIALS If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed below 10 days prior to the meeting to facilitate timely delivery. You will need the number located in the box on the reverse side. REQUEST VIA: Internet Phone Email investorvote.com/gme 1-866-641-4276 investorvote@computershare.com YOUR EMAIL REQUEST MUST INCLUDE “Proxy Materials GameStop Corp.” in the subject line Your full name and address The number located in the box on the reverse side Statement that you want a paper copy of the meeting materials PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. SAVE PAPER AND TIME... Choose to receive future proxy materials electronically when you vote online at www.investorvote.com/gme.